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                                                                  Exhibit 10.34

                          AMENDMENT TO IMPLANTABLE PUMP
                       LICENSE AND DISTRIBUTION AGREEMENT

This AMENDMENT TO IMPLANTABLE PUMP AND LICENSE AGREEMENT (this "Amendment") is made and entered into as of this 8th day of June 1999 by and between MINIMED INC. ("MiniMed"), a Delaware corporation, and Medical Research Group, Inc. ("MRG"), a Delaware corporation and successor in interest to Medical Research Group, LLC, with respect to the following facts:

                                    RECITALS

A. MiniMed and MRG entered into that certain Implantable Pump License and Distribution Agreement (the "Agreement"), dated as of September 1, 1998. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

B. Pursuant to the Agreement, MRG was to make certain engineering and other improvements to the Pump Technology , and MiniMed was to purchase certain minimum quantities of programmable implantable pump systems from MRG for the period ended December 31, 2001. The parties acknowledge and agree that the amounts and timing of such purchase commitments were in part based upon the expectation that the Enhancement Technology would be completed no later than April 30, 1999.

C. MRG has experienced unanticipated delays in the completion of the Enhancement Technology, and the parties therefore wish to modify the dates by which certain purchase commitments of MiniMed must be satisfied.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 7.1 of the Agreement hereby is deleted and replaced in its entirety as follows:

     "7.1. REQUIRED MINIMUM PURCHASES. MiniMed agrees to purchase the following minimum quantities of programmable implantable pump systems for the periods as specified:

     Systems Purchased During                    No. of Systems
     ------------------------                    --------------

           1998 - 2000                                1,033
               2001              117.5% of the amount of  programmable implant-
                                    able pump systems purchased during 2000

Notwithstanding the foregoing, to the extent MRG does not make available to MiniMed, on or before January 1, 2000, programmable implantable pump systems containing the Enhancement Technology, then the obligation of MiniMed to purchase the minimum number of such systems for the period 1998 through 2000 shall be deferred on the basis of one day deferral for each day after January 1, 2000 that such systems are not available with the Enhancement Technology."

     2. Section 7.2 of the Agreement is hereby amended to add the following at the end thereof:

"Notwithstanding the foregoing, to the extent MRG does not make available to MiniMed, on or before January 1, 2000, programmable implantable pump systems containing the Enhancement Technology, then the obligation of MiniMed to purchase the minimum number of such systems in order to preserve its exclusive distribution rights will be modified and extended to the same extent of such delay.








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For purposes of illustration, if programmable implantable pump systems containing the Enhancement Technology are not made available hereunder by MRG to MiniMed until June 30, 2000, then the Minimum Sales Quota for the period July 1, 2002 through June 30 2003 shall be 10% of external insulin pumps actually sold by MiniMed during 2001."

     3. Section 7.5.5 is hereby deleted.

     4. Except as expressly set forth and amended herein, the Agreement shall remain in full force and effect.

     5. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.


                                 MINIMED INC., a Delaware corporation


                                 By:  _____________________________

                                 Its.:  ___________________________



                                 MEDICAL RESEARCH GROUP, INC., a
                                 Delaware corporation


                                 By:  _____________________________

                                 Its.:  ___________________________